                                                                    EXHIBIT 24.1

                                  SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SUNNYVALE, STATE OF CALIFORNIA, ON THE 6TH DAY OF MARCH 1998.

                                       NVIDIA Corporation


                                       By:         /s/ Jen-Hsun Huang
                                           ----------------------------------
                                                     Jen-Hsun Huang
                                           President, Chief Executive Officer
                                                      and Director


                               POWER OF ATTORNEY

     EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS JEN-HSUN HUANG AND GEOFFREY G. RIBAR AS HIS TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, EACH ACTING ALONE, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN ANY OR ALL AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS) TO THIS REGISTRATION STATEMENT ON FORM S-1, AND TO SIGN ANY REGISTRATION STATEMENT FILED UNDER RULE 462 UNDER THE SECURITIES ACT OF 1933 INCLUDING POST-EFFECTIVE AMENDMENTS) THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO, AND ALL DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEY-IN-FACT AND AGENT, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEY-IN-FACT AND AGENT, OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



              SIGNATURE                               TITLE                       DATE
              ---------                               -----                       ----
         /s/ Jen-Hsun Huang                 President, Chief Executive        March 6, 1998
------------------------------------         Officer and Director
           Jen-Hsun Huang                    (Principal Executive
                                             Officer)

       /s/ Geoffrey G. Ribar                Chief Financial Officer           March 6, 1998
------------------------------------         (Principal Financial and
          Geoffrey G. Ribar                  Accounting Officer)


          /s/ Tench Coxe                    Director                          March 6, 1998
------------------------------------
             Tench Coxe

     /s/ Harvey C. Jones, Jr.               Director                          March 6, 1998
------------------------------------
        Harvey C. Jones, Jr.

       /s/ William J. Miller                Director                          March 6, 1998
------------------------------------
         William J. Miller

       /s/ A. Brooke Seawell                Director                          March 6, 1998
------------------------------------
         A. Brooke Seawell

        /s/ Mark A. Stevens                 Director                          March 6, 1998
------------------------------------
           Mark A. Stevens


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